UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22467

Kayne Anderson Midstream/Energy Fund, Inc.

(Exact name of registrant as specified in charter)

811 Main Street, 14th Floor

Houston, Texas 77002

(Address of principal executive offices) (Zip code)

David Shladovsky, Esq.

KA Fund Advisors, LLC

811 Main Street, 14th Floor

Houston, Texas 77002

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 493-2020

Date of fiscal year end: November 30, 2015

Date of reporting period: February 29, 2016

Item 1.	Schedule of Investments.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

SCHEDULE OF INVESTMENTS

FEBRUARY 29, 2016

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 139.3%
Equity Investments(1) — 122.4%
Midstream Company(2) — 62.8%
Capital Product Partners L.P.(3)	334	$1,119
Capital Product Partners L.P. — Class B Units(3)(4)(5)	606	3,340
Dynagas LNG Partners LP(3)	1,296	12,044
GasLog Partners LP(3)	624	9,567
Golar LNG Partners LP(3)	752	10,972
Höegh LNG Partners LP(3)	194	2,968
KNOT Offshore Partners LP(3)	802	12,706
ONEOK, Inc.(6)	916	21,980
Plains GP Holdings, L.P.(3)(6)	886	6,733
Plains GP Holdings, L.P.(3)(6)(7)	1,836	13,956
Spectra Energy Corp.(8)	562	16,422
Tallgrass Energy GP, LP(3)	52	832
Targa Resources Corp.	170	4,573
Teekay Offshore Partners L.P.(3)	157	464
VTTI Energy Partners LP(3)	384	7,011
The Williams Companies, Inc.(9)	431	6,892

		131,579

Midstream MLP(2)(10) — 52.1%
Arc Logistics Partners LP	476	5,877
Buckeye Partners, L.P.(8)	108	6,934
Crestwood Equity Partners LP	241	2,185
DCP Midstream Partners, LP	363	7,054
Enbridge Energy Management, L.L.C.(11)(12)	1,668	27,842
Energy Transfer Partners, L.P.	358	9,560
EnLink Midstream Partners, LP	468	4,292
Enterprise Products Partners L.P.	311	7,265
EQT Midstream Partners, LP	21	1,504
Global Partners LP	74	968
Magellan Midstream Partners, L.P.	25	1,662
Midcoast Energy Partners, L.P.	138	585
MPLX, LP	210	5,455
ONEOK Partners, L.P.(6)	272	7,994
Plains All American Pipeline, L.P.(6)	232	4,970
Rose Rock Midstream, L.P.	43	431
Summit Midstream Partners, LP	71	895
Sunoco Logistics Partners L.P.	152	3,733
Sunoco LP — Unregistered(4)	88	2,447
Tallgrass Energy Partners, LP	27	949
USD Partners LP	32	225
Western Gas Partners, LP	114	4,468
Williams Partners L.P.(9)	98	1,925

		109,220

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

SCHEDULE OF INVESTMENTS

FEBRUARY 29, 2016

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Other Energy Company — 7.5%
Anadarko Petroleum Corporation — 7.50% Tangible Equity Units(13)	140	$4,190
Macquarie Infrastructure Company LLC(8)	154	9,420
Tesoro Corporation(8)	25	2,017

		15,627

Total Equity Investments (Cost — $350,391)		256,426

	Interest Rate	Maturity Date	Principal Amount	Value
Debt Instruments — 16.9%
United States — 14.8%
Upstream — 14.8%
American Eagle Energy Corporation(14)(15)	11.000%	9/1/19	$4,800	600
BlackBrush Oil & Gas, L.P.	(16)	7/30/21	2,800	1,918
California Resources Corporation(6)	6.000	11/15/24	7,500	994
Canbriam Energy Inc.	9.750	11/15/19	9,390	7,676
Chief Oil & Gas LLC	(17)	8/8/21	9,609	4,900
Eclipse Resources Corporation	8.875	7/15/23	10,000	3,550
Energy & Exploration Partners, Inc.(14)(18)	(19)	1/22/19	990	124
Goodrich Petroleum Corporation(4)(14)(20)	8.875	3/15/18	2,677	241
Goodrich Petroleum Corporation(14)(20)	8.875	3/15/19	1,000	6
Halcón Resources Corporation	13.000	2/15/22	6,825	1,058
Jonah Energy LLC	(21)	5/29/21	3,000	1,320
Jones Energy, Inc.	9.250	3/15/23	5,000	2,425
Resolute Energy Corporation	8.500	5/1/20	4,900	1,568
Triangle USA Petroleum Corporation	6.750	7/15/22	800	124
Vantage Energy, LLC	(22)	12/31/18	8,840	4,420

Total United States (Cost — $76,687)				30,924

Canada — 2.1%
Upstream — 2.1%
Athabasca Oil Corporation (Cost — $5,197)	7.500	11/19/17	(23)	4,404

Total Debt Investments (Cost — $81,884)				35,328

Total Long-Term Investments (Cost — $432,275)				291,754

	No. of Shares/Units	Value
Short-Term Investment — 19.1%
Money Market Fund — 19.1%
J.P. Morgan 100% U.S. Treasury Money Market Fund — Capital Shares, 0.17%(24) (Cost — $40,000)	40,000	40,000

Total Investments — 158.4% (Cost — $472,275)		331,754

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

SCHEDULE OF INVESTMENTS

FEBRUARY 29, 2016

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	Strike Price	Expiration Date	No. of Contracts	Value
Liabilities
Call Option Contracts Written(14)
Midstream Company
Spectra Energy Corp.	$28.00	3/18/16	600	$(120)
Spectra Energy Corp.	30.00	3/18/16	300	(17)
Spectra Energy Corp.	31.00	3/18/16	300	(8)

				(145)

Midstream MLP
Buckeye Partners, L.P.	60.00	3/18/16	100	(55)
Buckeye Partners, L.P.	65.00	3/18/16	100	(16)

				(71)

Other Energy Company
Macquarie Infrastructure Company LLC	70.00	3/18/16	500	(6)
Tesoro Corporation	85.00	4/15/16	125	(41)
Tesoro Corporation	90.00	4/15/16	125	(26)

				(73)

Total Call Option Contracts Written (Premiums Received — $200)				(289)

Debt				(91,000)
Mandatory Redeemable Preferred Stock at Liquidation Value				(35,000)
Other Assets in Excess of Other Liabilities				4,051

Net Assets Applicable to Common Stockholders				$209,516

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Securities are categorized as “Midstream” if they (i) derive at least 50% of their revenues or operating income from operating Midstream Assets or (ii) have Midstream Assets that represent the majority of their assets.

(3)	This company is structured like an MLP, but is not treated as a publicly-traded partnership for regulated investment company (“RIC”) qualification purposes.

(4)	Fair valued security, restricted from public sale.

(5)	Class B Units are convertible on a one-for-one basis into common units of Capital Product Partners L.P. (“CPLP”) and are senior to the common units in terms of liquidation preference and priority of distributions. The Class B Units pay quarterly cash distributions and are convertible at any time at the option of the holder. The Class B Units paid a distribution of $0.21975 per unit for the first quarter.

(6)	The Fund believes that it is an affiliate of Plains All American Pipeline, L.P. and Plains GP Holdings, L.P. (“Plains GP”). The Fund does not believe that it is an affiliate of ONEOK Partners, L.P., ONEOK, Inc. or California Resources Corporation.

(7)	The Fund holds an interest in Plains AAP, L.P. (“PAA GP”), which controls the general partner of Plains All American, L.P. The Fund’s ownership of PAA GP is exchangeable into shares of Plains GP (which trades on the NYSE under the ticker “PAGP”) on a one-for-one basis at the Fund’s option.

(8)	Security or a portion thereof is segregated as collateral on option contracts written.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

SCHEDULE OF INVESTMENTS

FEBRUARY 29, 2016

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

(9)	On September 28, 2015, Energy Transfer Equity, L.P. announced an agreement to combine with The Williams Companies, Inc. (“WMB”). WMB is the general partner of Williams Partners L.P.

(10)	Unless otherwise noted, securities are treated as a publicly-traded partnership for RIC qualification purposes. To qualify as a RIC for tax purposes, the Fund may directly invest up to 25% of its total assets in equity and debt securities of entities treated as publicly-traded partnerships. The Fund had 23.9% of its total assets invested in publicly-traded partnerships at February 29, 2016. It is the Fund’s intention to be treated as a RIC for tax purposes.

(11)	Dividends are paid-in-kind.

(12)	Security is not treated as a publicly-traded partnership for RIC qualification purposes.

(13)	Security is comprised of a prepaid equity purchase contract and a senior amortizing note. Unless settled earlier, each prepaid equity purchase contract will settle on June 7, 2018 for between 0.7159 and 0.8591 Western Gas Equity Partners, LP (“WGP”) common units (subject to Anadarko Petroleum Corporation’s (“APC”) right to deliver APC common stock in lieu of WGP common units). The Fund receives a quarterly payment of 7.50% per annum on the $50 per unit stated amount of the security.

(14)	Security is non-income producing.

(15)	On May 8, 2015, American Eagle Corporation filed voluntary petitions in the United States Bankruptcy Court for the District of Colorado seeking relief under Chapter 11 of the Bankruptcy Code. During the second quarter of fiscal 2015, the Fund stopped accruing interest income on this security.

(16)	Floating rate second lien secured term loan. Security pays interest at a rate of LIBOR + 650 basis points with a 1.00% LIBOR floor (7.50% as of February 29, 2016).

(17)	Floating rate second lien secured term loan. Security pays interest at a rate of LIBOR + 650 basis points with a 1.00% LIBOR floor (7.50% as of February 29, 2016).

(18)	On December 7, 2015, Energy & Exploration Partners, Inc. filed voluntary petitions in the United States Bankruptcy Court for the Northern District of Texas (Fort Worth) seeking relief under Chapter 11 of the Bankruptcy Code. During the first quarter, the Fund stopped accruing interest income on this security.

(19)	Floating rate second lien secured term loan. The interest rate on this security is LIBOR + 675 basis points with a 1.00% LIBOR floor.

(20)	On April 15, 2016, Goodrich Petroleum Corporation (“Goodrich”) filed voluntary petitions in the United States Bankruptcy Court for the Southern District of Texas (Houston) seeking relief under Chapter 11 of the Bankruptcy Code. During the first quarter, the Fund stopped accruing interest income related to its investment in Goodrich.

(21)	Floating rate second lien secured term loan. Security pays interest at a rate of LIBOR + 650 basis points with a 1.00% LIBOR floor (7.50% as of February 29, 2016).

(22)	Floating rate second lien secured term loan. Security pays interest at a rate of LIBOR + 750 basis points with a 1.00% LIBOR floor (8.50% as of February 29, 2016).

(23)	Principal amount is 6,850 Canadian dollars.

(24)	Rate indicated is the current yield as of February 29, 2016.

From time to time, certain of the Fund’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Fund’s investments have restrictions such as lock-up agreements that preclude the Fund from offering these securities for public sale.

At February 29, 2016, the Fund held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units, Principal ($) (in 000s)	Cost Basis (GAAP)	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 2 Investments
Equity Investments
Plains GP Holdings, L.P.(1)	(2)	(3)	1,836	$5,667	$13,956	$7.60	6.6%	4.1%
Senior Notes and Secured Term Loans(4)
American Eagle Energy Corporation(5)	8/13/14	(6)	$4,800	4,759	600	n/a	0.3	0.2
Athabasca Oil Corporation	(2)	(6)	(7)	5,197	4,404	n/a	2.1	1.3
BlackBrush Oil & Gas, L.P.	7/21/14	(8)	2,800	2,783	1,918	n/a	0.9	0.6
Canbriam Energy Inc.	(2)	(8)	9,390	9,467	7,676	n/a	3.7	2.3
Chief Oil & Gas LLC	(2)	(8)	9,609	9,254	4,900	n/a	2.3	1.4
Eclipse Resources Corporation	(2)	(6)	10,000	9,664	3,550	n/a	1.7	1.0
Energy & Exploration Partners, Inc.(5)	12/22/14	(8)	990	746	124	n/a	0.1	—
Halcón Resources Corporation	9/10/15	(6)	6,825	6,825	1,058	n/a	0.5	0.3
Jonah Energy LLC	5/8/14	(8)	3,000	2,966	1,320	n/a	0.6	0.4
Triangle USA Petroleum Corporation	7/15/14	(6)	800	800	124	n/a	0.1	—
Vantage Energy, LLC	(2)	(8)	8,840	8,801	4,420	n/a	2.1	1.3

Total				$66,929	$44,050		21.0%	12.9%

Level 3 Investments(9)
Equity Investments
Capital Product Partners L.P.
Class B Units	(2)	(6)	606	3,877	3,340	5.51	1.6	1.0
Sunoco LP
Common Units	12/3/15	(6)	88	2,437	2,447	27.90	1.2	0.7
Senior Notes
Goodrich Petroleum Corporation(5)	9/25/15	(6)	2,677	2,677	241	n/a	0.1	0.1

Total				$8,991	$6,028		2.9%	1.8%

Total of all restricted investments				$75,920	$50,078		23.9%	14.7%

(1)	The Fund values its investment in Plains AAP, L.P. (“PAA GP”) on an “as exchanged” basis based on the public market value of Plains GP Holdings, L.P. (“Plains GP”).

(2)	Security was acquired at various dates during prior fiscal years.

(3)	The Fund’s investment in PAA GP is exchangeable into shares of Plains GP on a one-for-one basis at the Fund’s option. Upon exchange, the shares of Plains GP will be free of any restriction.

(4)	These securities have a fair market value determined by the mean of the bid and ask prices provided by an agent or a syndicate bank, a principal market maker, an independent pricing service or an independent broker. These securities have limited trading volume and are not listed on a national exchange.

(5)	Security has filed voluntary petitions in the United States Bankruptcy Court seeking relief under Chapter 11 of the Bankruptcy Code.

(6)	Unregistered or restricted security of a publicly-traded company.

(7)	Principal amount is 6,850 Canadian dollars.

(8)	Unregistered security of a private company.

(9)	Securities are valued using inputs reflecting the Fund’s own assumptions.

At February 29, 2016, the cost basis of investments for federal income tax purposes was $486,552. At February 29, 2016, gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$13,881
Gross unrealized depreciation	(168,679)

Net unrealized depreciation	$(154,798)

The identified cost basis of federal tax purposes is estimated based on information available from the Fund’s portfolio companies. In some cases, this information is very limited. Accordingly, the actual cost basis may prove higher or lower than the estimated cost basis included above.

As required by the Fair Value Measurement and Disclosures of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC 820”), the Fund has performed an analysis of all assets and liabilities measured at fair value to determine the significance and character of all inputs to their fair value determination.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Fund has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Fund’s assets and liabilities measured at fair value on a recurring basis at February 29, 2016, and the Fund presents these assets and liabilities by security type and description on its Schedule of Investments. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)		Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$256,426	$236,683	$13,956	(1)	$5,787
Debt investments	35,328	—	35,087		241
Short-term investments	40,000	40,000	—		—

Total assets at fair value	$331,754	$276,683	$49,043		$6,028

Liabilities at Fair Value
Call option contracts written	$289	$—	$289		$—

(1)	The Fund’s investment in Plains AAP, L.P. (“PAA GP”) is exchangeable into shares of Plains GP Holdings, L.P. (“Plains GP”) on a one-for-one basis at the Fund’s option. Plains GP trades on the NYSE under the ticker “PAGP”. The Fund values its investment in PAA GP on an “as exchanged” basis based on the public market value of Plains GP and categorizes its investment as a Level 2 security for fair value reporting purposes.

For the three months ended February 29, 2016, there were no transfers between Level 1 and Level 2.

The following table presents the Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three months ended February 29, 2016.

	Equity	Debt	Total
Balance — November 30, 2015	$4,327	$—	$4,327
Purchases	2,500	—	2,500
Transfers in from Level 2	—	857	857
Transfers out to Level 1 and 2	—	—	—
Realized gains (losses)	—	—	—
Unrealized gains (losses), net	(1,040)	(616)	(1,656)

Balance — February 29, 2016	$5,787	$241	$6,028

The purchase of $2,500 relates to the Fund’s investment in Sunoco LP that was made in December 2015.

The Fund utilizes the beginning of reporting period method for determining transfers between levels. The $857 transfer in from Level 2 relates to the Fund’s investment in the Goodrich Petroleum Corporation 8.875% second lien senior secured notes due 2018.

The $1,656 of net unrealized losses relate to investments that were still held at February 29, 2016.

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (ASC 815), the following are the derivative instruments and hedging activities of the Fund.

The following table sets forth the fair value of the Fund’s derivative instruments:

Derivatives Not Accounted for as		Fair Value as of
Hedging Instruments	Statement of Assets and Liabilities Location	August 31, 2015
Call options written	Call option contracts written	$(289)

The following table sets forth the effect of the Fund’s derivative instruments on the Fund’s operations:

		For the Three Months Ended February 29, 2016
Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options written	Options	$506	$(86)

The Fund’s investments are concentrated in the energy sector. The focus of the Fund’s portfolio within the energy sector may present more risks than if the Fund’s portfolio were broadly diversified across numerous sectors of the economy. A downturn in the energy sector would have a larger impact on the Fund than on an investment company that does not focus on the energy sector. The performance of securities in the energy sector may lag the performance of other industries or the broader market as a whole. Additionally, to the extent that the Fund invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. At February 29, 2016, the Fund had the following investment concentrations:

Category	Percent of Long-Term Investments
Securities of energy companies	100.0%
Equity securities	87.9%
Debt securities	12.1%
Securities of MLPs(1)	37.4%
Largest single issuer	9.5%
Restricted securities	17.2%

(1)	Securities of MLPs consist of entities that are structured as limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes, and their affiliates.

Securities valuation policies and other investment related disclosures are hereby incorporated by reference to the Fund’s annual report previously filed with the Securities and Exchange Commission on form N-CSR on January 29, 2016 with a file number 811-22467.

Other information regarding the Fund is available in the Fund’s most recent annual report. This information is also available on the Fund’s website at www.kaynefunds.com; or on the website of the Securities and Exchange Commission at www.sec.gov.

Item 2.	Controls and Procedures.

(a)  As of a date within 90 days of the filing date of this report, the principal executive officer and the principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities and Exchange Act of 1934, as amended.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

The certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are filed as exhibits to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

/S/ KEVIN S. MCCARTHY
Name:	Kevin S. McCarthy
Title:	Chairman of the Board of Directors, President and Chief Executive Officer
Date:	April 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

/S/ KEVIN S. MCCARTHY
Name:	Kevin S. McCarthy
Title:	Chairman of the Board of Directors, President and Chief Executive Officer
Date:	April 28, 2016

/S/ TERRY A. HART
Name:	Terry A. Hart
Title:	Chief Financial Officer and Treasurer
Date:	April 28, 2016